Launch of Premium-Grade Sanitizer Operations August 6, 2020

Forward Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. 2

Compelling Rationale • In second quarter, Flotek launched a line of FDA-registered, premium-grade hand sanitizers and surface cleaners for industrial and consumer use, amid market demand for high-quality products • Opportunity grew from community outreach efforts that began in the first quarter, when Flotek produced and donated sanitizers for local communities • Diversifies our revenue stream into a new high growth business • Natural extension of our Energy Chemistry Technology business, leveraging our existing chemical production capabilities and maximizing utilization at our facilities • Targeting growth opportunities across sectors including hospitals, the travel and hospitality industry, e- commerce and retail, sports and entertainment, and other industrial and consumer markets • Total global addressable market: $4.5 billion by 2027* *Fior Markets, Global Hand Sanitizer Market - 2027 3

Hand Sanitizer: Global Market Opportunity • Hand sanitizer global market value: Global Hand Sanitizer Analysis and Forecast, 2017-2027, Revenue (USD)  Revenue growth CAGR of 6.74% from 2020 to 2027  North America represents +35% of the global market share • The hand sanitizer market is experiencing exponential growth  Impact of COVID  The demand for hand sanitizers has increased by 1400% from December 2019 to February 2020 period • Flotek has a total blending capacity of 2.1 million gallons of specialty chemistries on a monthly basis, which includes both energy chemistry technologies and sanitizer products 4

Premium Product Offerings Flotek’s products include a variety of fast-drying liquid and gel products, created with Isopropyl Alcohol and Ethyl Alcohol made to USP standards of quality and purity. All of our formulations are made to meet or exceed the Centers for Disease Control & Prevention-recommended strength and meet the US Food & Drug Administration’s Antiseptic Use guidelines for killing bacteria and germs. Hand Sanitizers • Premium Hand Sanitizer 70% Isopropyl Alcohol Gel with Aloe & Vitamin E • Premium Hand Sanitizer Ethyl Alcohol Antiseptic 70% Gel with Aloe & Vitamin E • Premium Hand Sanitizer Isopropyl Alcohol Antiseptic 75% Topical Solution • Premium Hand Sanitizer Ethyl Alcohol Antiseptic 80% Topical Solution Surface Cleaners • Surface Cleaning Solution Isopropyl Alcohol 75% • Surface Cleaning Solution Ethyl Alcohol 80% More than 100 sanitizers were recently pulled from market due to FDA violations; Flotek offers high-quality FDA- registered products that are sourced and fully produced, formulated and blended in the U.S. 5

Hand Sanitizer: Market Analysis Global Hand Sanitizer Revenue Market Share by Market Study End Use, 2019 & 2027 • End-use segment: • Household purposes • Schools • Restaurants • Hospitals • Conservatively, revenue from household purposes, schools, and hospitals are expected to growth at a 7% CAGR through 2027 while restaurants are growing at a 6% CAGR • Distribution channel segment: Global Hand Sanitizer Revenue Market Share by • Online channels (e-Commerce) Distribution Channel, 2019 & 2027 • Pharmacy stores • Department stores • Others • Revenue from online channels, pharmacy, and departments stores are growing at a 7% CAGR through 2027 6

Competitive Advantages • Proven history of delivering chemistry-based technology, including specialty chemicals, to multiple industries • Core technical competencies in the areas needed for product development and manufacturing • Given flexibility in our business model, Flotek has been able to quickly pivot to new sanitizer operations, leveraging the same chemistries and facilities already utilized, and requiring very minimal capital investment for a potential significant revenue opportunity • Leverages existing chemical production capabilities and maximizes utilization at existing facilities  Differentiated, specialty chemistries  ISO-certified manufacturing capabilities  Products are sourced and fully produced, formulated and blended in the U.S.  Strong supply chain management - established presence in supply chain of core raw materials (alcohol, polymers, buffering agents)  Efficient production capability - total blending capacity of 2.1 million gallons of specialty chemistries on a monthly basis  Industry leading R&D laboratory with differentiated IP, scientists specializing in performance chemistry and data-driven evaluation methodologies 7